UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2020

RTW RETAILWINDS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

 330 West 34th Street
9th Floor
New York, New York 10001
(Address of principal executive offices, including  Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RTW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2020, the Company received notice (the “Notice”) from the New York Stock Exchange (“NYSE”) that the average closing price of the Company’s common stock over a consecutive 30 trading-day period had fallen below $1.00 per share, which is the minimum price required by the NYSE under Section 802.01C of the NYSE Listed Company Manual.

The Company plans to notify the NYSE by January 23, 2020 that it intends to cure the deficiency and return to compliance with NYSE continued listing requirements. Under the NYSE rules, the Company can cure this deficiency if, during the six-month period following receipt of the Notice, on the last trading-day of any calendar month, the Company’s common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

The Company intends to consider available alternatives, including, but not limited to, a reverse stock split, which would require the approval of a majority of the Company’s stockholders no later than its next annual shareholders’ meeting.

Pursuant to NYSE rules, the Company’s common stock will continue to be listed and traded on the NYSE during the cure periods outlined above, subject to the Company’s compliance with other applicable continued listing requirements. The current noncompliance with the standards described above does not affect the Company’s ongoing business operations or its reporting requirements with the Securities and Exchange Commission, nor does it trigger any violation of its asset-based credit facility or other obligations.

As required under the NYSE rules, the Company issued a press release on January 10, 2020 announcing that it had received the notice of noncompliance. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01. Regulation FD Disclosure.

On January 10, 2020, the Company issued a press release announcing the receipt of the Notice.  The press release is furnished as Exhibit 99.1 hereto.

The information, including Exhibit 99.1 hereto, the Company furnished under Item 7.01 of this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit

Exhibit No.	Description
99.1	Press release issued on January 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW RETAILWINDS, INC.

/s/ Sheamus Toal
Date: January 10, 2020	Name:	Sheamus Toal
	Title:	Executive Vice President, Chief Operating Officer and
Chief Financial Officer

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